UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 6, 2004


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                    000-07258                  23-1721355
       ------------                    ---------                  ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

    450 WINKS LANE, BENSALEM, PA                                        19020
    ----------------------------                                        -----
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     The information included under "Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant." below is incorporated herein by reference.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     (a)(1)-(3) As used herein, the term "the Company" refers to Charming Shoppes, Inc. (the "Registrant") and, where applicable, its wholly-owned subsidiaries.

     On October 6, 2004, FB Distro Distribution Center, LLC, a wholly-owned subsidiary of the Registrant, borrowed $13,000,000 under a note (the "Note") with BankAtlantic Commercial Mortgage Capital, LLC. The Note is secured by a mortgage (the "Mortgage") on real property located at the Company's distribution center facility in Greencastle, Indiana and an Assignment of Lease and Rents and Security Agreement related to the facility.

     The interest rate on the Note is 6.07%. Repayment of principal is based on a 15-year amortization schedule, with a balloon payment in 10 years. If the note is not repaid at the end of 10 years, the interest rate increases to the greater of: (1) the initial rate (6.07%) plus 5.0%, or (2) the Treasury Rates (as defined in the Note) plus 5.0%. The Note may be prepaid after 2-1/2 years upon the payment of a premium or, upon certain other events, without the payment of a premium.

     In connection with the borrowing, the Registrant executed Guaranties and an Indemnification Agreement for obligations under the Mortgage and Note with respect to the mortgaged property. The total liability under these Guaranties and the Indemnification Agreement will not exceed 125% of the outstanding principal balance of the Note.

     The Note and Mortgage contain standard representations, covenants, and events of default. Events of default include the failure to pay debt service, failure to pay taxes, and breach of representation or warranty. Upon an uncured event of default, amounts due under the Note will become immediately due and payable.

     The proceeds from the borrowing will be used to repay the scheduled maturities of other debt and for other general corporate purposes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHARMING SHOPPES, INC.
                                            ----------------------
                                                 (Registrant)

Date October 8, 2004
                                             /S/ ERIC M. SPECTER
                                             -------------------
                                               Eric M. Specter
                                           Executive Vice President
                                            Chief Financial Officer